UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 21, 2006
(Date of earliest event reported)

Inland American Real Estate Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51609	34-2019608
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed to amend and supplement the Item 9 disclosure contained in the Current Report on Form 8-K previously filed by Inland American Real Estate Trust, Inc., a Maryland corporation, with the Securities and Exchange Commission on July 27, 2006 (the “Initial Form 8-K”). Specifically, the Company is amending and supplementing the Item 9 disclosure to add Item 9.01(d) herein and include Exhibits 10.63 through 10.80 filed herewith. The Item 2.01, 2.03 and 9.01(a) disclosures contained in the Initial Form 8-K remain unchanged and are hereby incorporated by reference into this Amendment No. 1.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

EXHIBIT NO.	DESCRIPTION

10.63	Guaranty (Re: Spring Town Center), dated December 20, 2004

10.64	Guaranty (Re: Cy-Fair Town Center), dated November 23, 2004

10.65	Guaranty (Re: Eldridge Lakes Town Center), dated November 23, 2004

10.66	Assumption and Release Agreement (Re: Spring Town Center)

10.67	Assumption and Release Agreement (Re: Cy-Fair Town Center)

10.68	Assumption and Release Agreement (Re: Eldridge Lakes Town Center)

10.69	Deed of Trust and Security Agreement (Re: Spring Town Center), dated December 20, 2004

10.70	Deed of Trust and Security Agreement (Re: Cy-Fair Town Center), dated November 23, 2004

10.71	Deed of Trust and Security Agreement (Re: Eldridge Lakes Town Center), dated November 23, 2004

10.72	Fixed Rate Note (Re: Spring Town Center), dated December 20, 2004

10.73	Fixed Rate Note (Re: Cy-Fair Town Center), dated November 23, 2004

10.74	Fixed Rate Note (Re: Eldridge Lakes Town Center), dated November 23, 2004

10.75	Closing Agreement (Re: Spring Town Center), dated July 21, 2006

10.76	Closing Agreement (Re: Cy-Fair Town Center; A-S 45), dated July 21, 2006

10.77	Closing Agreement (Re: Eldridge Lakes Town Center), dated July 21, 2006

10.78

Agreement of Purchase and Sale (Re: Dulles Executive Center), dated July 5, 2006, by and between Valley View Associates Limited Partnership and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment

10.79	Assignment (Re: Dulles Executive Center), dated July 25, 2006, by Inland Real Estate Acquisitions, Inc. to and for the benefit of MB Herndon, L.L.C.

10.80	Post Closing and Indemnity Agreement (Re: Dulles Executive Center), dated July 25, 2006, by and among MB Herndon, L.L.C. and Valley View Associates Limited Partnership

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

By:	/s/ Lori J. Foust
Name:	Lori J. Foust
Title:	Treasurer and Principal Accounting Officer
Date:	August 8, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.63	Guaranty (Re: Spring Town Center), dated December 20, 2004

10.64	Guaranty (Re: Cy-Fair Town Center), dated November 23, 2004

10.65	Guaranty (Re: Eldridge Lakes Town Center), dated November 23, 2004

10.66	Assumption and Release Agreement (Re: Spring Town Center)

10.67	Assumption and Release Agreement (Re: Cy-Fair Town Center)

10.68	Assumption and Release Agreement (Re: Eldridge Lakes Town Center)

10.69	Deed of Trust and Security Agreement (Re: Spring Town Center), dated December 20, 2004

10.70	Deed of Trust and Security Agreement (Re: Cy-Fair Town Center), dated November 23, 2004

10.71	Deed of Trust and Security Agreement (Re: Eldridge Lakes Town Center), dated November 23, 2004

10.72	Fixed Rate Note (Re: Spring Town Center), dated December 20, 2004

10.73	Fixed Rate Note (Re: Cy-Fair Town Center), dated November 23, 2004

10.74	Fixed Rate Note (Re: Eldridge Lakes Town Center), dated November 23, 2004

10.75	Closing Agreement (Re: Spring Town Center), dated July 21, 2006

10.76	Closing Agreement (Re: Cy-Fair Town Center; A-S 45), dated July 21, 2006

10.77	Closing Agreement (Re: Eldridge Lakes Town Center), dated July 21, 2006

10.78

Agreement of Purchase and Sale (Re: Dulles Executive Center), dated July 5, 2006, by and between Valley View Associates Limited Partnership and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment

10.79	Assignment (Re: Dulles Executive Center), dated July 25, 2006, by Inland Real Estate Acquisitions, Inc. to and for the benefit of MB Herndon, L.L.C.

10.80	Post Closing and Indemnity Agreement (Re: Dulles Executive Center), dated July 25, 2006, by and among MB Herndon, L.L.C. and Valley View Associates Limited Partnership